SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)	Commission File Number
February 5, 2004	000-27941

IMERGENT, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	87-0591719
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah  84097
 (Address of principal executive offices and zip code)

 (801) 227-0004
 (Registrant’s telephone number)

Item 7.  Financial Statements and Exhibits

(c)

99.1	Press release dated February 5, 2004 announcing earnings for the fiscal six-month period and the three-month period December, 31, 2003.*

* This information shall not be deemed “filed” for the purposes of Section 18 of the

Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12.  Results of Operations and Financial Condition

          The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

               On November 5, 2003, the Registrant issued a press release regarding its financial results for its fiscal six- month period and its three-month period ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004	IMERGENT, INC.

	By:	/s/ FRANK C. HEYMAN

	Name:	Frank C. Heyman
	Title:	Chief Financial Officer